UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 10, 2012

INTELLICELL BIOSCIENCES, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	333-49388	91-1966948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 East 76th Street, 6th Floor, New York, NY 10021
(Address of principal executive offices, including zip code)

 (212) 249-3050
 (Registrant's telephone number, including area code)

Copies to:
Richard A. Friedman, Esq.
Stephen A. Cohen, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including the risks and statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on our behalf, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, we disclaim any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 7.01           REGULATION FD DISCLOSURE.

On January 9, 2012, IntelliCell Biosciences, Inc. (the “Company”) held a presentation at the Biotech Showcase 2012 in San Francisco, CA.  The presentation included a power point presentation in the form attached hereto as Exhibit 99.1, and incorporated herein by reference.

The information in this current report, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.  The Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 and its Quarterly Report for its fiscal quarter ended September 30, 2011 is incorporated herein by reference.

Exhibit No.	Description

99.1	Presentation of IntelliCell Biosciences, Inc.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 10, 2012

INTELLICELL BIOSCIENCES, INC.

By:	/s/ Dr. Steven Victor
Name: Dr. Steven Victor
Title: Chief Executive Officer

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